UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

January 30, 2017 (January 25, 2017)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

ILLINOIS POWER GENERATING COMPANY

(Exact name of registrant as specified in its charter)

Illinois	333-56594	37-1395568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03                   Bankruptcy and Receivership.

As previously disclosed, on December 9, 2016, Illinois Power Generating Company (“Genco” or the “Debtor”), an indirect wholly-owned subsidiary of Dynegy Inc. (“Dynegy”), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Court”), in order to effectuate the prepackaged chapter 11 plan of reorganization for Genco (the “Plan”). The Chapter 11 Case is administered under Case No. 16-36326. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Plan.

After the confirmation hearing on January 25, 2017, the Court confirmed the Plan, ruling that Genco had met all requirements to confirm the Plan. Accordingly, on January 25, 2017, the Court entered an order (the “Confirmation Order”) confirming the Plan. A copy of the Confirmation Order is attached hereto as Exhibit 2.2 and incorporated herein by reference.

The following is a summary of the material terms of the Plan. This summary highlights only certain provisions of the Plan and is not intended to be a complete description of, or a substitute for a full and complete reading of, the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which was filed as Annex A to Exhibit T3E on Form T-3 of Dynegy filed with the Securities and Exchange Commission (the “Commission”) on November 7, 2016, and is incorporated herein by reference.

A.            Summary of the Plan

The Plan significantly reduces Genco’s indebtedness and improves its liquidity by converting approximately $825 million of senior debt into a combination of senior debt and equity of Dynegy and cash. The Plan provides that, among other things, on account of each Allowed Noteholder Claim, (1) each Eligible Holder shall receive its Pro Rata share (across all Noteholder Claims) of (a) $210.0 million aggregate principal amount of New Dynegy Notes, (b) 10 million New Dynegy Warrants and (c) $100,693,750 in cash, and (2) each Non-Eligible Holder shall receive an amount in cash equal to the sum of: (i) the principal amount of New Dynegy Notes that such Non-Eligible Holder would receive under the Plan if it were an Eligible Holder, (ii) its Pro Rata share (across all Noteholder Claims) of $15.0 million (representing Dynegy’s valuation (using a Black Scholes valuation as of the end of the business day prior to the date of the Disclosure Statement) of the New Dynegy Warrants that such Non-Eligible Holder would receive under the Plan if it were an Eligible Holder) and (iii) its Pro Rata share (across all Noteholder Claims) of $100,693,750.  All other Allowed Claims are unimpaired under the Plan.

B.            Termination of Certain Indebtedness

On the Effective Date, except as otherwise provided for in the Plan, the Genco Notes shall be deemed extinguished, cancelled and of no further force or effect and the holders of Allowed Noteholder Claims shall only be entitled to receive the treatment provided under the Plan.

C.            Treatment of Executory Contracts and Unexpired Leases

The Plan provides that all of the Debtor’s executory contracts and unexpired leases, except as set forth in the Plan, shall be deemed assumed as of the Effective Date, subject to the terms set forth therein. The Plan also provides that, for each of the Debtor’s executory contracts to be assumed, the Debtor shall designate a proposed cure. The deadline to object to a proposed cure, or any other matter relating to assumption of such executory contracts and unexpired leases, has passed.

D.            Securities to be Issued under the Plan

Assuming distributions under the Plan are made on the Effective Date, as of such date, in addition to (i) the New Dynegy Notes to be issued in connection with the Plan and (ii) 117,305,185 shares of issued and outstanding Dynegy Common Stock, approximately 8,653,000 shares of Dynegy Common Stock will be reserved for issuance upon exercise of the New Dynegy Warrants.

E.            Certain Information Regarding Assets and Liabilities of Dynegy and Genco

Information regarding the assets and liabilities of Dynegy as of the most recent practicable date is hereby incorporated by reference from Dynegy’s quarterly report on Form 10-Q for the fiscal quarter ended September 31, 2016, filed with the Commission on November 2, 2016.

Information regarding the assets and liabilities of Genco as of the most recent practicable date is hereby incorporated by reference from Genco’s quarterly report on Form 10-Q for the fiscal quarter ended September 31, 2016, filed with the Commission on November 10, 2016.

Item 7.01                   Regulation FD Disclosure.

On January 25, 2017, Dynegy and Genco issued a press release announcing the confirmation of the Plan, which is attached hereto as Exhibit 99.1.

Pursuant to General Instruction B.2 of Form 8-K and Commission Release No. 33-8176, the information contained in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section, and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01      Financial Statements and Exhibits.

(d)       Exhibits:

Exhibit No.	Document

2.1	Prepackaged Chapter 11 Plan of Reorganization of Genco (incorporated by reference to Exhibit T3E to Dynegy Inc.’s Form T-3 filed on November 7, 2016).

2.2	Confirmation Order, as entered by the Court on January 25, 2017.

99.1	Press release dated January 25, 2017, announcing confirmation of the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2017	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

Dated: January 30, 2017	ILLINOIS POWER GENERATING COMPANY
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

2.1	Prepackaged Chapter 11 Plan of Reorganization of Genco (incorporated by reference to Exhibit T3E to Dynegy Inc.’s Form T-3 filed on November 7, 2016).

2.2	Confirmation Order, as entered by the Court on January 25, 2017.

99.1	Press release dated January 25, 2017, announcing confirmation of the Plan.